EXHIBIT 24

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 25, 2000, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 9, 2000	/s/Russell H. VanGilder, Jr. Russell H. VanGilder, Jr. Chairman of the Board and Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 25, 2000, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 8, 2000	/s/Roger L. Boyd Roger L. Boyd Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 25, 2000, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 10, 2000	/s/James G. Buick James G. Buick Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 25, 2000, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 8, 2000	/s/John S. Carton John S. Carton Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 25, 2000, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 4, 2000	/s/Alex J. DeYonker Alex J. DeYonker Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 25, 2000, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 9, 2000	/s/Parker T. Feldpausch Parker T. Feldpausch Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 25, 2000, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 9, 2000	/s/Martin P. Hill Martin P. Hill Director

FORM 10-K

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 25, 2000, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Date	Signature

May 9, 2000	/s/Dan R. Prevo Dan R. Prevo Director